                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           ------------------------


                                    FORM 8-K


                                 CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 15, 1996




                            THE CERPLEX GROUP, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)





          Delaware                    0-23602                 33-0411354
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)



  1382 Bell Avenue, Tustin, California                           92780
-------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



                                (714) 258-5600
-------------------------------------------------------------------------------
             (Registrant's telephone number including area code)



                                Not applicable
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.


                James T. Schraith has resigned from the offices of President and Chief Executive Officer of The Cerplex Group, Inc. (the "Company") in order to accept a senior level management position at a high technology, Fortune 500 company. William A. Klein, Chairman of the Company's Board of Directors, will assume the roles of President and CEO in the interim while the Company conducts its search for Mr. Schraith's replacement.

ITEM 7.  EXHIBITS.



EXHIBIT
NUMBER                     DESCRIPTION OF EXHIBITS                                 METHOD OF FILING
------                     -----------------------                                 ----------------
2.1        Agreement of Merger dated as of August 30, 1993, by and     Incorporated herein by reference to
           among Cerplex Incorporated, Diversified Manufacturing       Exhibit 2.1 to the Company's
           Services, Inc. ("DMS"), EMServe, Inc. ("EMServe"),          Registration Statement on Form S-1
           InCirT Technology Incorporated ("InCirT") and Testar,       (File No. 33-75004) which was declared
           Inc. ("Testar").                                            effective by the Commission on April
                                                                       8, 1994.

2.2        Agreement and Plan of Merger dated November 12, 1993,       Incorporated herein by reference to
           between The Cerplex Group Subsidiary, Inc. and              Exhibit 2.2 to the Company's
           Registrant (conformed copy to original).                    Registration Statement on Form S-1
                                                                       (File No. 33-75004) which was declared
                                                                       effective by the Commission on April
                                                                       8, 1994.

2.3        Certificate of Ownership and Merger of Registrant with      Incorporated herein by reference to
           and into The Cerplex Group Subsidiary, Inc. dated as of     Exhibit 2.3 to the Company's
           November 12, 1993.                                          Registration Statement on Form S-1
                                                                       (File No. 33-75004) which was declared
                                                                       effective by the Commission on April
                                                                       8, 1994.

2.4        Asset Purchase Agreement effective December 17, 1993 by     Incorporated herein by reference to
           and between Certech Technology, Inc., a wholly-owned        Exhibit 2.4 to the Company's
           subsidiary of the Registrant ("Certech"), and               Registration Statement on Form S-1
           Spectradyne, Inc. ("Spectradyne").                          (File No. 33-75004) which was declared
                                                                       effective by the Commission on April
                                                                       8, 1994.

2.5        Purchase and Sale Agreement dated as of July 29, 1994,      Incorporated herein by reference to
           by and among The Cerplex Group, Inc., Cerplex Limited,      Exhibit 2 to the Form 8-K filed July
           BT Repair Services Limited and British                      29, 1994.
           Telecommunications plc.

2.6        Contract for repair, calibration and warehousing of         Incorporated herein by reference to
           certain items of BT Equipment dated as of July 29, 1994,    Exhibit 10 to the Form 8-K filed July
           among The Cerplex Group and Cerplex Limited and BT.         29, 1994.


2.7        Formation and Contribution Agreement effective December     Incorporated herein by reference to
           1, 1994 by and among Modcomp/Cerplex L.P., Modular          Exhibit 2.7 to the Company's Annual
           Computer Systems, Inc., Cerplex Subsidiary, Inc. and        Report on Form 10-K for the fiscal
           The Cerplex Group, Inc.                                     year ended January 1, 1995.

2.8        Stock Purchase Agreement dated as of June 29, 1995          Incorporated herein by reference to
           by and among The Cerplex Group, Inc., Tu Nguyen and         Exhibit 2.11 to the Company's
           Phuc Le.                                                    Quarterly Report on Form 10-Q for the
                                                                       quarter ended October 1, 1995.

2.9        Letter Agreement dated April 5, 1996 by and among           Incorporated herein by reference to
           Modular Computer Systems, Inc., ModComp Joint Venture,      Exhibit 2.12 to the Company's Annual
           Inc., AEG Aktiengesellschaft, the Company, Cerplex          Report on Form 10-K for the fiscal
           Subsidiary, Inc. and Modcomp/Cerplex L.P.                   year ended December 31, 1995.

2.10       Stock Purchase Agreement dated as of May 24, 1996, by       Incorporated herein by reference to
           and among The Cerplex Group, Inc., Cerplex Limited,         Exhibit 2.10 to the Company's Current
           Rank Xerox - The Document Company SA and Rank Xerox         Report on Form 8-K dated May 24, 1996.
           Limited (conformed copy to original).

2.11       Contract of Warranty dated as of May 24, 1996, by and       Incorporated herein by reference to
           among The Cerplex Group, Inc. Cerplex Limited, Rank         Exhibit 2.11 to the Company's Current
           Xerox - The Document Company SA and Rank Xerox Limited      Report on Form 8-K dated May 24, 1996.
           (conformed copy to original).

2.12       Supply and Services Agreement dated as of May 24, 1996,     Incorporated herein by reference to
           by and among The Cerplex Group, Inc. Cerplex Limited,       Exhibit 2.12 to the Company's Current
           Rank Xerox - The Document Company SA and Rank Xerox         Report on Form 8-K dated May 24, 1996.
           Limited (conformed copy to original).

4.1        Registration Rights Agreement dated as of November 19,      Incorporated herein by reference to
           1993, by and among the Registrant, the investors listed     Exhibit 4.2 to the Company's
           on Schedule A thereto and the security holders of the       Registration Statement on Form S-1
           Registrant listed on Schedule B thereto, together with      (File No. 33-75004) which was declared
           Amendment No. 1.                                            effective by the Commission on April
                                                                       8, 1994.


4.2        Warrant Agreement dated as of November 19, 1993, by and     Incorporated herein by reference to
           among the Registrant and the purchasers listed in Annex     Exhibit 4.4 to the Company's
           1 thereto.                                                  Registration Statement on Form S-1
                                                                       (File No. 33-75004) which was declared
                                                                       effective by the Commission on April 8,
                                                                       1994.

4.3        Placement Agent Warrant Purchase Agreement dated as of      Incorporated herein by reference to
           November 19, 1993, between the Registrant and               Exhibit 4.5 to the Company's
           Donaldson, Lufkin & Jenrette Securities Corporation.        Registration Statement on Form S-1
                                                                       (File No. 33-75004) which was declared
                                                                       effective by the Commission on April 8,
                                                                       1994.

4.4        Observation Rights Agreement dated as of November 19,       Incorporated herein by reference to
           1993, between the Registrant and certain stock              Exhibit 4.6 to the Company's
           purchasers.                                                 Registration Statement on Form S-1
                                                                       (File No. 33-75004) which was declared
                                                                       effective by the Commission on April 8,
                                                                       1994.

4.5        Observation Rights Agreement dated as of November 19,       Incorporated herein by reference to
           1993, between the Registrant and certain note               Exhibit 4.7 to the Company's
           purchasers.                                                 Registration Statement on Form S-1
                                                                       (File No. 33-75004) which was declared
                                                                       effective by the Commission on April 8,
                                                                       1994.

4.6        Note Purchase Agreement dated as of November 19, 1993,      Incorporated herein by reference to
           by and among the Registrant and The Northwestern Mutual     Exhibit 4.8 to the Company's
           Life Insurance Company, John Hancock Mutual Life            Registration Statement on Form S-1
           Insurance, Registrant and Bank of Scotland London           (File No. 33-75004) which was declared
           Nominees Limited.                                           effective by the Commission on April 8,
                                                                       1994.

4.7        Amendment No. 2 to Registration Rights Agreement dated      Incorporated herein by reference to
           as of April 6, 1994, by and among the Registrant and        Exhibit 4.9 to the Company's
           certain of its Securities holders.                          Registration Statement on Form S-1
                                                                       (File No. 33-75004) which was declared
                                                                       effective by the Commission on April 8,
                                                                       1994.


4.8        Amendment to Note Purchase Agreement, dated as of           Incorporated herein by reference to
           October 27, 1994, by and among the Company,                 Exhibit 4.10 to the Company's Annual
           Northwestern Mutual Life Insurance Company, John            Report on Form 10-K for the fiscal
           Hancock Mutual Life Insurance Company and North             year ended March 31, 1995.
           Atlantic Smaller Companies Trust P.L.C. (collectively,
           the "Noteholders").

4.9        Waiver and Amendment Agreement dated April 15, 1996 by      Incorporated herein by reference to
           and among Company, The Northwestern Mutual Life             Exhibit 4.11 to the Company's Annual
           Insurance Company, John Hancock Mutual Life Insurance       Report on Form 10-K for the fiscal
           Company and North Atlantic Smaller Companies Investment     year ended December 31, 1995.
           Trust PLC.

4.10       Warrant Agreement dated as of April 15, 1996 by and         Incorporated herein by reference to
           among Company, The Northwestern Mutual Life Insurance       Exhibit 4.12 to the Company's Annual
           Company, John Hancock Mutual Life Insurance Company and     Report on Form 10-K for the fiscal
           North Atlantic Smaller Companies Investment Trust PLC.      year ended December 31, 1995.

4.11       First Amendment to Warrant Agreement dated April 15,        Incorporated herein by reference to
           1996 by and among Company and each of the holders of        Exhibit 4.13 to the Company's Annual
           warrants listed on Schedule A thereto, with respect to      Report on Form 10-K for the fiscal
           that certain Warrant Agreement dated November 19, 1993.     year ended December 31, 1995.

4.12       First Amendment to Observation Rights Agreement dated       Incorporated herein by reference to
           as of April 15, 1996 between Company and certain note       Exhibit 4.14 to the Company's Annual
           purchasers.                                                 Report on Form 10-K for the fiscal
                                                                       year ended December 31, 1995.

4.13       Third Amendment to Registration Rights Agreement dated      Incorporated herein by reference to
           as of April 15, 1996 by and among Company, the              Exhibit 4.15 to the Company's Annual
           investors of Company listed on Schedule A thereto and       Report on Form 10-K for the fiscal
           the security holders of Company listed on Schedule B        year ended December 31, 1995.
           thereto.

4.14       Warrant Agreement dated April 15, 1996 by and among         Incorporated herein by reference to
           Company, Wells Fargo Bank, National Association,            Exhibit 4.16 to the Company's Annual
           Sumitomo Bank of California, BHF Bank                       Report on Form 10-K for the fiscal
           Aktiengesellschaft and Comerica Bank-California.            year ended December 31, 1995.


4.15       Stock Purchase Agreement dated June 10, 1996 by and         Incorporated herein by reference to
           among the Company and the investors listed on Schedule      Exhibit 4.17 to the Company's
           A thereto.                                                  Quarterly Report on Form 10-Q filed
                                                                       August 14, 1996.

4.16       Fourth Amendment to Registration Rights Agreement dated     Incorporated herein by reference to
           June 10, 1996 by and among Company, the investors           Exhibit 4.18 to the Company's
           listed on Schedule A thereto, the security holders of       Quarterly Report on Form 10-Q filed
           Company listed on Schedule B thereto, the banks listed      August 14, 1996.
           on Schedule C thereto and each of the parties listed on
           Schedule D thereto.

4.17       Certificate of Designation of Preferences of Series B       Incorporated herein by reference to
           Preferred Stock of The Cerplex Group, Inc.                  Exhibit 3.3 to the Company's Quarterly
                                                                       Report on Form 10-Q filed August 14,
                                                                       1996.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 15, 1996



                                           THE CERPLEX GROUP, INC.



                                           By:  /s/  JAMES R. ECKSTAEDT
                                           ---------------------------------
                                                     James R. Eckstaedt
                                                     Chief Financial Officer